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                                                                   Exhibit 10.15

                               GENZYME CORPORATION

                           1997 EQUITY INCENTIVE PLAN

1.   PURPOSE

          The purpose of the Genzyme Corporation 1997 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting them Awards with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in section 9 below.

2.   ADMINISTRATION

          The Plan shall be administered by the Committee. The Committee shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.   ELIGIBILITY

          All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company are eligible to be Participants in the Plan, other than persons deemed to be officers or directors of the Company within the meaning of the corporate governance rules for Nasdaq National Market companies. The Committee, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan."

4.   STOCK AVAILABLE FOR AWARDS

(a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 27,664,300 shares of Genzyme General Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award. Notwithstanding the foregoing, unless otherwise determined by the Committee, no adjustment will be made for dividends of one series of Common Stock paid on another series of Common Stock.

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5.   STOCK OPTIONS

(a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant Options to purchase shares of Common Stock. The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock as of the Pricing Date. The Plan does not provide for the granting of incentive stock options meeting the requirements of Section 422 of the Code.

(b) TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(c) PAYMENT. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine.

6.   STOCK EQUIVALENTS

(a) GRANT OF STOCK EQUIVALENTS. Subject to the provisions of the Plan, the Committee may grant rights to receive payment from the Company based in whole or in part on the value of the Common Stock. The Committee shall determine at the time of grant or thereafter whether Stock Equivalents are settled in cash, Common Stock or other securities of the Company, Awards or other property.

(b) STOCK APPRECIATION RIGHTS. Stock Equivalents may include rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") which may be granted in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined and may define the manner of determining the excess in value of the shares of Common Stock. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock as of the Pricing Date.

7.   STOCK GRANTS

(a) GRANT OF STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock upon such terms and conditions as the Committee determines. Stock Grants may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

(b) RESTRICTED STOCK. Stock Grants may include shares subject to forfeiture ("Restricted Stock"). The Committee will determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank,

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with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8.   GENERAL PROVISIONS APPLICABLE TO AWARDS

(a) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

(b) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

(c) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

(d) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(e) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or
(v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

(f) TRANSFERABILITY. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines. The Committee may in its discretion waive any restriction on transferability.

(g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

(h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

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(i)  FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.   CERTAIN DEFINITIONS

          "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

          "Award" means any Stock Option, Stock Equivalent or Stock Grant granted under the Plan.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

          "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof.

          "Common Stock" or "Stock" means the common stock, $.01 par value, of the Company.

          "Company" means Genzyme Corporation.

          "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

          "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

          "Participant" means a person selected by the Committee to receive an Award under the Plan.

          "Pricing Date" means the date on which the Award is granted, except that the Committee may provide that the Pricing Date for an Award granted to a new employee or consultant shall be the date on which the recipient is hired or engaged if the grant of the Award occurs within 90 days of the date such employment or engagement commences.

          "Stock Equivalent" means a right to receive payment from the Company based in whole or in part on the value of the Common Stock awarded to a Participant under Section 6.

          "Stock Grant" means shares of Common Stock awarded to a Participant under Section 7.

          "Stock Option" or "Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5.

10.  MISCELLANEOUS

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(a)  RIGHTS LIMITED. Any Award made under the Plan shall be made in the sole discretion of the Committee, or its delegate as appointed in accordance with the Plan, and no prior Award shall entitle a person to any future Award. In no event shall the Plan, or any Award made under the Plan, form a part of an employee's or consultant's contract of employment or service, if any. Neither the Plan, nor any Award made under the Plan, shall confer upon any employee or consultant of the Company or its Affiliate any right with respect to the continuance of his or her employment by, or other service with, the Company or its Affiliate, nor shall they limit the right of the Company or its Affiliate to terminate the employee or consultant or otherwise change the terms of service. The loss of existing or potential profit in an Award shall not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or its Affiliate to the Participant.

(b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c)  EFFECTIVE DATE. The Plan shall be effective on October 16, 1997.

(d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

(e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Massachusetts.


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